Exhibit 10.10
[DIRECTOR AGREEMENT]
THIS AGREEMENT is made on _______________
BETWEEN:
(1)	SPARK NETWORKS PLC a company registered in England under Number 3628907 whose registered office is at 24-26 Arcadia Avenue, Finchley Central, London N3 2JU, England (“Company”).

(2)	_______________ (“Director”).
RECITALS:
(A)	By a Letter of Appointment dated _______________ (“Letter of Appointment”) the Company appointed the Director to serve as Director of the Company and the Director has accepted such appointment.

(B)	The Company has agreed to enter into this Deed to confirm the terms on which the Company will indemnify the Director in respect of certain liabilities that may be incurred by the Director in connection with his appointment with the Company.
IT IS AGREED as follows:-
1.	In consideration of the Director performing his duties in accordance with the Letter of Appointment the Company hereby covenants that it will hold the Director fully and effectively indemnified from and against all liabilities, costs (including legal costs), claims, actions, proceedings, demands, expenses and damages arising in connection with the performance by the Director of his duties in respect of the Company to the fullest extent permitted by the Company’s Memorandum and Articles of Association and applicable law (each as modified from time to time).

2.	Any variation of any of the terms of this Deed shall not be binding unless set out in writing, expressed to amend this Deed and signed by or on behalf of each of the parties.

3.	This Deed and the documents referred to in it constitute the entire agreement between the parties relating to their subject matter, and supersede all previous agreements between the parties relating to that subject matter.

4.	If any provision of this Deed, or any part of a provision of this Deed, is found to be illegal, invalid or unenforceable the remaining provisions, or the remainder of the provision concerned, shall continue in effect.

5.	A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

6.	This Agreement shall be governed by the laws of England and subject to the exclusive jurisdiction of the English Courts.
EXECUTED as a deed in two originals on the date specified at the beginning of this Agreement.

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EXECUTED and DELIVERED as a deed by	)
)

in the presence of:-)

Signature of Witness:

Name of Witness:

Address of Witness:

Occupation of Witness:

THE COMMON SEAL of SPARK	)
NETWORKS PLC was hereunto affixed in	)
the presence of	)

Director
Director/Secretary

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[OFFICER AGREEMENT]
THIS AGREEMENT is made on _______________
BETWEEN:
(1)	SPARK NETWORKS PLC a company registered in England under Number 3628907 whose registered office is at 24-26 Arcadia Avenue, Finchley Central, London N3 2JU, England (“Company”).

(2)	_______________ (“Officer”).
RECITALS:
(A)	By a letter agreement dated _______________, the Company hired the Officer to serve as _______________ of the Company and the Officer accepted such appointment.

(B)	On _______________, the Company appointed the Officer to serve as Company Secretary and the Officer accepted such appointment.

(C)	By an agreement dated _______________ (“Employment Agreement”) the Company appointed the Officer to serve as _______________ of the Company and the Officer has accepted such appointment.

(D)	The Company has agreed to enter into this Deed to confirm the terms on which the Company will indemnify the Officer in respect of certain liabilities that may be incurred by the Officer in connection with his appointment with the Company.
IT IS AGREED as follows:-
1.	In consideration of the Officer performing his duties in accordance with the Employment Agreement, the Company hereby covenants that it will hold the Officer fully and effectively indemnified from and against all liabilities, costs (including legal costs), claims, actions, proceedings, demands, expenses and damages arising in connection with the performance by the Officer of his duties in respect of the Company to the fullest extent permitted by the Company’s Memorandum and Articles of Association and applicable law (each as modified from time to time).

2.	Any variation of any of the terms of this Deed shall not be binding unless set out in writing, expressed to amend this Deed and signed by or on behalf of each of the parties.

3	This Deed and the documents referred to in it constitute the entire agreement between the parties relating to their subject matter, and supersede all previous agreements between the parties relating to that subject matter.

4.	If any provision of this Deed, or any part of a provision of this Deed, is found to be illegal, invalid or unenforceable the remaining provisions, or the remainder of the provision concerned, shall continue in effect.

5.	A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

6.	This Agreement shall be governed by the laws of England and subject to the exclusive jurisdiction of the English Courts.

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EXECUTED as a deed in two originals on the date specified at the beginning of this Agreement.

EXECUTED and DELIVERED as a deed by in the presence of:–	} } }
Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

THE COMMON SEAL of SPARK	}
NETWORKS PLC was hereunto affixed in	}
the presence of	}
Director Director/Secretary

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